UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 23, 2022

NOCERA, INC.

(Exact name of registrant as specified in charter)

Nevada	000-55993	16-1626611
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3F (Building B), No. 185, Sec. 1, Datong Rd., Xizhi Dist., New Taipei City Taiwan 221, ROC

(Address of principal executive offices and zip code)

(886) 910-163-358

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock	NCRA	The Nasdaq Capital Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

Item 8.01 Other Events.

As previously reported by Nocera, Inc., a Nevada corporation (the “Company”), on a Current Report on Form 8-K filed with the Securities and Exchange Commission on August 16, 2022, on August 15, 2022, the Company consummated a public offering of 1,880,000 units (the “Units”) for $3.50 per Unit pursuant to an effective registration statement on Form S-1, as amended (File No. 333-264059). Each Unit consisted of one share of common stock, par value $0.001 per share (the “Common Stock”), and one warrant to purchase two shares of Common Stock (the “Warrants”) from the date of issuance until the fifth anniversary of the issuance date for $3.85 per share of Common Stock, subject to adjustment in the event of stock dividends, stock splits, stock combinations, reclassifications, reorganizations or similar events affecting the Common Stock as described in the Warrants. The exercise price of the Warrants shall be decreased to the reset price, which means the greater of (i) 50% of the exercise price and (ii) 100% of the last volume weighted average price immediately preceding the 90th calendar day following the initial exercise date if, on the date that is 90 calendar days immediately following the initial exercise date, the exercise price is less than the reset price.

Pursuant to the underwriting agreement between the Company and the underwriters named therein, the Company had granted the underwriters a 45-day option to purchase up to 15% additional shares of Common Stock and/or Warrants to cover over-allotments, if any. On September 23, 2022, the underwriters exercised their option to purchase an additional 282,000 Warrants from the Company for gross proceeds of $2,820. The Warrants were issued to the underwriters on September 26, 2022.

1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOCERA, INC.

Date: September 27, 2022	By: /s/ Yin-Chieh Cheng
Name: Yin-Chieh Cheng
Title: President and Chief Executive Officer

2